		   CLARK REFINING & MARKETING, INC.

			    FIFTH AMENDMENT
		TO AMENDED AND RESTATED CREDIT AGREEMENT


	This FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of October 4, 1996 and entered into by and among Clark Refining & Marketing, Inc., a Delaware corporation, Bank of America National Trust and Savings Association, a national banking association, as Administrative Agent, Bankers Trust Company, a New York banking corporation, as Documentation Agent, The Toronto-Dominion Bank, a Canadian chartered bank, as Syndications Agent, BA Securities, Inc., a Delaware corporation, as Technical Agent, and the other financial institutions party hereto. This Amendment amends the Amended and Restated Credit Agreement dated as of April 19, 1995, as amended by (i) the First
Amendment to Amended and Restated Credit Agreement dated as of June 14, 1995, (ii) the Second Amendment to Amended and Restated Credit Agreement dated as of November 27, 1995, (iii) the Third Amendment to Amended and Restated Credit Agreement dated as of January 31, 1996, and (iv) the
Fourth Amendment to Amended and Restated Credit Agreement dated as of July 12, 1996 (as amended, the "Credit Agreement"), by and among the parties hereto. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

				RECITALS

	WHEREAS, the parties hereto entered into the Credit Agreement, which provides for aggregate Commitments of $400,000,000;

	WHEREAS, the parties hereto desire to make certain amendments as set forth below.

	NOW,, THEREFORE in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

			       Article I

		  AMENDMENTS TO THE CREDIT AGREEMENT

	1.01    Amendments to Section 1.01:  Certain Defined
Terms.

	(a)     The definition of "Change of Control" set forth in Section
1.01 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

	"'Change of Control' means any of (a) the failure of Holdings to own at all times l00% of the outstanding Capital Stock of the Company, or (b) the failure of Horsham to maintain, at all times, beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of (i) more than 40% of the Voting Shares of Holdings and (ii) more than 40% of all other Capital Stock of Holdings; provided, that during any period in which the common stock of Holdings is listed on a nationally recognized exchange or traded on NASDAQ, the percentages set forth in clauses (c) (i) and (ii) above shall be reduced to 25%."

	(b)     The definition of "Consent and Waiver" is hereby added to
Section 1.01 of the Credit Agreement as follows:

	"'Consent and Waiver' means the Agreement Regarding Limited Consent and Waiver dated as of September 30, 1996 by and among the Company and the financial institutions party thereto."

	(c) The definition of "Cumulative Adjusted Free Cash Flow" set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

	"'Cumulative Adjusted Free Cash Flow' means, for the period beginning on October 1, 1995 and ending on the last day of the relevant period, (a) EBITDA minus (b) Cash Outlays for such period."

	(d) The definition of "EBITDA" set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the following proviso to the end thereof:

	";provided, that for the purposes of the definition of 'Adjusted Cash Flow', EBITDA shall, as of any date of determination, include an additional amount (without duplication) equal to the amount of any cash equity capital contributions made or deemed made by Holdings to the Company (i) during the consecutive 12 month period ending on such date of determination and (ii) within 30 days after such date of determination; provided that any such cash equity capital contributions shall be described in an officer's certificate delivered to the Administrative Agent and signed by a Responsible Officer certifying that Holdings has made such cash equity capital contributions to the Company and setting forth the date such contributions were made or deemed made."

	(e)     The definition of "Fifth Amendment" is hereby added to Section
1.01 or the Credit Agreement as follows:

	"'Fifth Amendment' means the Fifth Amendment to Amended and Restated Credit Agreement dated as of October 4, 1996."

	(f) The definition of "Horsham" set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

	"'Horsham' means Horsham Corporation, an Ontario corporation, any successor corporation by merger or amalgamation, and any other corporation controlled by Peter Munk."

	(g)     The definition of "Initial Cash Reserves" set forth in Section
1.01 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

	"'Initial Cash Reserves' means (a) Cash, Cash Equivalents and Qualifying Investments of the Company as of the close of business on September 30, 1995 minus (b) $50,000,000."

	1.02 Amendments to Section 8.11: Restricted Payments. Subsection 8.11(b) is hereby amended by deleting it in its entirety and substituting the following therefor:

	"(b) (i) make payments to Holdings in accordance with the terms of, and to the extent required by, the Tax Sharing Agreement but only to the extent Holdings actually pays such amounts in taxes, and (ii) notwithstanding clause (a) of this Section 8.11, make and declare one or more cash dividends to Holdings in an aggregate amount not exceeding the amount of the Net Cash Proceeds (as defined in the Consent and Waiver) minus $40,000,000."

	1.03 Amendments to Subsection 8.16(c): Tangible Net Worth. Subsection 8.l6(c) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

	"(c) The Company shall not permit the Tangible Net Worth of the Company plus the amount of any after tax writedown of book value with respect to the DHDS Unit minus any after tax gain from the sale of the DHDS Unit, at any time, to be less than $254,209,812.78 plus a cumulative amount determined by adding (i) 50% of Net Income for all fiscal quarters ending after September 30, 1995 and on or before such date of determination plus (ii) 50% of the aggregate amount of equity capital contributions made by Holdings to the Company after the later of (x) the Second Amendment Effective Date and (y) the issuing date of the Additional Holdings Indebtedness; provided, that the following equity capital contributions shall be excluded for all purposes from this clause (ii) (but shall be included for the purpose of calculating Net Worth) : (A) the equity capital contribution made by Holdings to the Company on December 29, 1995 in the amount of $6,400,000; (B) any equity capital contributions made by Holdings to the Company during the period after December 29, 1995 and before the Third Amendment Effective Date in an amount of not less than $13,600,000 and not more than $33,600,000; and (C) any equity capital contributions made or deemed made by Holdings to the Company in excess of $40,000,000 in connection with the contribution by Holdings to the Company of all of Holdings' interests in the Crude Oil Purchase Agreements (as defined in the Consent and Waiver) and the Forward Contracts (as defined in the Consent and Waiver)."

	1.04 Amendments to Subsection 8.16(e): Adjusted Cash Flow. Subsection 8.16(e) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

	"(e) The Company shall not permit the Adjusted Cash Flow of the Company, determined as of the last day of each calendar month for the 12 consecutive calendar months ending September 30, 1996 and for the 12 consecutive calendar months ending any time thereafter to be less than
1.50 times Debt Service for such period."

	1.05 Amendments to Section 8.17: Capital Expenditures. The proviso to Section 8.17 is hereby amended by deleting it in its entirety and substituting the following therefor:

	";provided, that notwithstanding any of the foregoing, none of the Company or any of its Subsidiaries shall make any Permitted Capital Expenditure during any calendar month (whether prior to or after the Acquisition Date) unless (i) the sum of Cumulative Adjusted Free Cash Flow and Adjusted Cash Reserves, of the end of the calendar month immediately preceding such calendar month, is greater than zero ($0) and (ii) after giving effect to such Permitted Capital Expenditure the Company reasonably expects the sum of Cumulative Adjusted Free Cash Flow and Adjusted Cash Reserves to continue to be greater than zero ($0) as of the end of such calendar month (and a Responsible Officer delivers a certificate to the Administrative Agent certifying to the satisfaction of such conditions)."

	1.06 Amendments to Compliance Certificate. The form of Compliance Certificate set forth in Exhibit C to the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor Exhibit C attached to this Amendment.

	1.07  Certain Capital Contributions   It is agreed that for all
purposes of the Credit Agreement, the contribution to the Company by Holdings of the rights of Holdings under the Crude Oil Purchase Agreements (as defined in the Agreement Regarding Limited Consent and Waiver dated as of September 30, 1996 by and among the Company and the financial institutions party thereto (the "Consent and Waiver")) and the Forward Contracts (as defined in the Consent and Waiver) shall be deemed to be a cash equity capital contribution by Holdings to the Company.

				 Article II

			 EFFECTIVENESS OF AMENDMENT

	This Amendment shall become effective as of September 30, 1996 (the "Fifth Amendment Effective Date") upon the satisfaction in full of the conditions precedent set forth in subsections 2.01 through 2.04 below.

	2.01    Receipt of Signatures.  The Administrative Agent shall have
(i) executed a counterpart signature page of this Amendment and (ii) received executed counterpart signature pages of this Amendment from the Company and the Majority Banks.

	2.02 Equity Contribution. The Administrative Agent shall have received a letter from the Company addressed to the Administrative Agent and the Banks, signed by a Responsible Officer of the Company and stating that the maximum amount of Dividends (as defined in the Consent and Waiver) will not exceed an amount equal to (i) the Net Cash Proceeds (as defined in the Consent and Waiver) minus (ii) $40,000,000, notwithstanding anything to the contrary contained in the Consent and Waiver.

	2.03 Occidental Petroleum Matters. The Company shall have provided evidence satisfactory to the Administrative Agent that the Company has sold or assigned all of its interests in the Crude Oil Purchase Agreements
(as defined in the Consent and Waiver) and the Forward Contracts (as defined in the Consent and Waiver) to a third party.

	2.04 Amendment Fee. The Company shall have paid to each of the Banks signatory to this Amendment an amount equal to 0.05% of such Bank's Pro Rata Share of the aggregate Commitments in effect under the Credit Agreement as of the date hereof.

				Article III

			       MISCELLANEOUS

	3.01 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

	(a) On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

	(b) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed; provided, that (except as set forth in Section 2.02 of this Amendment) nothing contained in this Amendment shall derogate from the effect of the Consent and Waiver, which (except as set forth in Section 2.02 of this Amendment) shall remain in full force and effect.

	(c) The execution, delivery and performance of this Amendment shall not except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent, any Bank or any Issuing Bank under, the Credit Agreement or any of the other Loan Documents.

	3.02 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

	3.03 Applicable Law THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE
STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

	3.04 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

	       [remainder of page intentionally left blank]

	IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


				CLARK REFINING & MARKETING, INC.

				By:     /s/  Dennis R. Eichholz

				Name:   Dennis R. Eichholz

				Title:  Controller and Treasuer



				BANK OF AMERICA NATIONAL TRUST
				AND SAVINGS ASSOCIATION,
				an Administrative Agent

				By:     /s/  Judith L. Kramer

				Name:   Judith L. Kramer

				Title:  Vice President


				BA SECURITIES, INC.
				as Technical Agent

				By:

				Name:

				Title:


				BANK OF AMERICA NATIONAL TRUST
				AND SAVINGS ASSOCIATION as an
				Issuing Bank and as a Bank

				By:     /s/  David E. Sisler

				Name:   David E. Sisler

				Title:  Vice President

				THE TORONTO-DOMINION BANK, as
				Syndications Agent, as a
				Co-Arranger, as an Issuing Bank
				and as a Bank

				By:     /s/  L. Allison

				Name:   Lisa Allison

				Title:  Manager, Credit
					Administration


				BANKERS TRUST COMPANY, as an
				Issuing Bank, as the Documentation
				Agent, as a Co-
				Arranger and as a Bank


				By:     /s/ Basil Palmeri

				Name:   Basil Palmeri

				Title:  Vice President


				THE FIRST NATIONAL BANK OF
				BOSTON, as an Issuing Bank and
				as a Bank

				By:

				Name:

				Title:


				BANK OF AMERICA ILLINOIS, N.A.,
				as an Issuing Bank

				By:

				Name:

				Title:

				UNION BANK OF CALIFORNIA, N.A.
				as a Bank

				By:     /s/  Walter Roth

				Name:   Walter M. Roth

				Title:  Vice President


				CREDIT LYONNAIS NEW YORK BRANCH
				as a Bank

				By:     /s/  Pascal Poupelie

				Name:   Pascal Poupelie

				Title:  Senior Vice President


				CREDIT LYONNAIS CAYMAN ISLAND
				BRANCH, as a Bank

				By:     /s/  Pascal Poupelie

				Name:   Pascal Poupelie

				Title:  Authorized Signature


				THE LONG-TERM CREDIT BANK OF
				JAPAN, LTD., CHICAGO BRANCH, as
				a Bank

				By:     /s/ Armund J. Schoen, Jr.

				Name:   Armund J. Schoen, Jr.

				Title:  Vice President and
					Deputy General Manager


				NBD BANK, as a Bank

				By:     /s/  Steven P. Capouch

				Name:   Steven P. Capouch

				Title:  First Vice President

				ABN AMRO BANK N.V., CHICAGO
				BRANCH, as a BANK

				By:     /s/  Scott J. Albert

				Name:   Scott J. Albert

				Title:  Vice President

				By:     /s/  Mary L. Honda

				Name:   Mary L. Honda

				Title:  Vice President


				BANK OF SCOTLAND, NEW YORK
				BRANCH, as a Bank


				By:     /s/  Elizabeth Wilson

				Name:   Elizabeth Wilson

				Title:  Vice President and Branch
					Manager



				THE FUJI BANK, LIMITED, CHICAGO
				BRANCH, as a Bank

				By:     /s/  Peter L. Chinnici

				Name:   Peter L. Chinnici

				Title:  Joint General Manager


				COMERICA BANK, as a Bank

				By:

				Name:

				Title:

				THE INDUSTRIAL BANK OF JAPAN,
				LIMITED, as a Bank

				By:     /s/  Hiroaki Nakamura

				Name:   Hiroaki Nakamura

				Title:  Joint General Manager


				NATIONAL CITY BANK, as a Bank

				By:

				Name:

				Title:


				THE MITSUBISHI TRUST AND BANKING
				CORPORATION, CHICAGO BRANCH, as
				a Bank

				By:     /s/  Masaaki Yamagishi

				Name:   Masaaki Yamagishi

				Title:  Chief Manager


				THE YASUDA TRUST AND BANKING
				CO., LTD., CHICAGO BRANCH, as a
				Bank

				By:     /s/  Joseph C. Meek

				Name:   Joseph C. Meek

				Title:  Deputy General Manager


				WELLS FARGO BANK, N.A., as a
				Bank

				By:     /s/  Charles D. Kirkham

				Name:   Charles D. Kirkham

				Title:  Vice President

				EXHIBIT C

		    [FORM OF COMPLIANCE CERTIFICATE]


		      CLARK REFINING & MARKETING INC.
			 COMPLIANCE CERTIFICATE



			       Financial
		Statement Date:  ____________, 199___


Reference is made to that certain Amended and Restated Credit Agreement dated as of April 19, 1995 (amending and restating the Credit Agreement dated as of November 30, 1994) (as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among Clark Refining and Marketing, Inc., a Delaware corporation (the "Company"), the financial institution from time to time party thereto, BA Securities, Inc., as the Technical Agent and as a Co-Arranger, Bankers Trust Company, as an Issuing Bank, as the
Documentation Agent and as a Co-Arranger, the First National Bank of Boston, as an Issuing Bank, The Toronto-Dominion Bank, as the Syndications Agent, as a Co-Arranger and as an Issuing Bank, and Bank of America National Trust and Savings Association, as the Administrative Agent and as an Issuing Bank. Unless otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Credit Agreement.

The undersigned Responsible Officer of the Company hereby certifies as of the date hereof that he/she is the ___________________ of the Company, and that, as such, he/she is authorized to execute and deliver this Certificate to the Banks and the Administrative Agent on the behalf of the Company and its Subsidiaries, and that:

(Use the following paragraph if this Certificate is delivered in connection with the financial statements required by subsection 7.O1(a) of the Credit Agreement.)

1. Attached as Schedule 1 hereto are (a) a true and correct copy of the audited consolidated balance sheet of the Company and its Subsidiaries as at the end of the fiscal year ended ______________, 199____ and (b) the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of [Coopers & Lybrand], which report states that such consolidated financial statements present fairly the financial position of the Company and its Subsidiaries for the periods indicated in conformity with GAAP applied on a basis consistent with prior periods.

or

(Use the following paragraph is this Certificate is delivered in connection with the financial statements required by subsection 7.01(b) off the Credit Agreement.]

1. Attached as Schedule 1 hereto are (a) a true and correct copy of the unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of the fiscal quarter ended _________, 199__ , and (b) the related consolidated statements of income, shareholders' equity, and cash flows for the period commencing on the first day and ending on the last day of such quarter [and for the period commencing on the first day of the fiscal year ended [________] and ending on the last day of such fiscal quarter] and such financial statements fairly present, in accordance with GAAP
(subject only to ordinary, good faith year-end audit adjustments), the financial position and the results of operations of the Company and its Subsidiaries.

or

[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by subsection 7.01(c) of the Credit Agreement.]

1. Attached as Schedule l hereto are (a) a true and correct copy of the unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of the month ended [Insert applicable month and year] and
(b) the related consolidated statements of income, shareholders' equity and cash flows for the period commencing on the first day and ending on the last day of such month [and for the period commencing on the first day of the fiscal year ended [_________I and ending on the last day of such month], and such financial statements fairly present, in accordance with GAAP (subject only to ordinary, good-faith year-end audit adjustments), the financial position and the results of operations of the Company and its Subsidiaries.

2. The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under his/her supervision, a review of the transactions and conditions (financial or otherwise) of the Company during the accounting period covered by the attached financial statements.

3. To the best of the undersigned's knowledge, the Company, during such period, has observed, performed or satisfied all of its covenants and other agreements, and satisfied every condition in the Credit Agreement to be observed, performed or satisfied by the Company, and the undersigned has no knowledge of any Default or Event of Default.

4.  The following financial covenant analyses and information set forth on
Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of _____________________, 199___.


				CLARK REFINING & MARKETING, INC.



				By:

				Name:

				Title:

					Date:   _______________  199 ___
					For the fiscal
					month/quarter/year
					ended _______________, 199 ___


				   SCHEDULE 2
			to the Compliance Certificate
				 ($ in 000's)


					   Actual       Required/Permitted

1.      Working capital (Section 8.l6(a)).

	Applicable period:  all periods.

	The difference (determined on a
	consolidated basis) of:

	A.      Current Assets (determined on
		an approximate FIFO basis)

		less

	B.      Current Liabilities

		= A - B                    =      Not less than $150,000,000


2.      Cash, Cash Equivalents and
	Qualifying Investments (Section
	8.16(b)

	Applicable period:  all periods.


	The sum (determined on a
	consolidated basis) of:

	A.      Cash

		plus

	B.      Cash Equivalents

		plus

	C.      Qualifying Investments

	(i)     readily marketable
		certificates of deposit
		meeting the requirements
		of clause (i) of the
		definition of the term
		"Qualifying Investments"

		plus

	(ii)    commercial paper or
		finance company paper
		meeting the requirements
		of clause (ii) of the
		definition of the term
		"Qualifying Investments"

		plus

					Actual          Required/Permitted

	(iii)   direct obligations of
		the U.S. meeting the
		requirements of clause
		(iii) of the definition
		of the term "Qualifying
		Investments"

		plus

	(iv)    repurchase agreements
		and reverse repurchase
		agreements with
		durations of less than
		31 days that are fully
		secured by direct
		obligations of the U.S.

		=       (i) + (ii) + (iii)
			+ (iv)  =

		minus

	D.      The sum of:

		(i)     outstanding Loans

		(ii)    on and after September
			30, l995, the Aggregate
			Linefill Exposure

		=  (i) + (ii) =
		=  A + B + C - D =                   Not less than $50,000,000
3.      Tangible Net Worth (Section
	8. 16(c)).

	Applicable period:  all periods.

	The difference (determined on a
	consolidated basis) of:

	A.      Total Assets

		less

	B.      Total Liabilities

		less

	C.      goodwill, organizational
		expenses, research and
		development expenses,
		trademarks, trade names,
		copyrights, patents, patent
		applications, licenses and
		rights in any of the above,
		and other similar intangibles.

		less

					  Actual        Required/Permitted


	D.      reserves carried and not
		deducted from assets

		less

	E.      securities not readily
		marketable

	F.      any items not included in C, D
		or E which are treated as
		intangibles in conformity with
		GAAP

		plus

	G.      the amount of any after tax
		writedown of book value with
		respect to the DHDS Unit

		minus

	H.      any after tax gain from the
		sale of the DHDS Unit

	= A - B - C - D - E - F + G - H =       Not less than the Sum of:
						A.    $254,209,812.78

						plus

						B.    50% of Net Income for all
						      fiscal quarters ending
						      after September 30, 1995
						      and on or before the date
						      of determination

						      plus

						C.    50% of the aggregate
						      amount of equity capital
						      contributions made by
						      Holdings to the company
						      after the later of (x)
						      the Second Amendment
						      Effective Date and (y)
						      the issuing date of the
						      Additional Holdings
						      Indebtedness; provided,
						      that the following equity
						      capital contributions
						      shall be excluded for all
						      purposes from this item
						      C:      (A) the equity
						      capital contribution made
						      by Holdings to the
						      Company on December 29,
						      1995 in the amount of
						      $6,400,000; (B) any
						      equity capital
						      contributions made by

					Actual              Required/Permitted

							Holdings to the Company
							during the period after
							December 29, 1995 and
							before the Third
							Amendment Effective Date
							in an amount of not less
							than $13,600,000 and not
							more than $33,600,000;
							and (C) any equity
							capital contributions
							made or deemed made by
							Holdings to the Company
							in excess of $40,000,000
							in connection with the
							contribution by Holdings
							to the Company of all of
							Holdings' interests in
							the Crude Oil Purchase
							Agreements (as defined
							in the Consent and
							Waiver) and the Forward
							Contracts (as defined
							in the Consent and
							Waiver).
							= A + B + C =

4.      Ratio of Indebtedness to Tangible
	Net Worth (Section 8.l6(d)).

	Applicable period:  any period as
	indicated in table at right.

	The ratio (determined on a
	consolidated basis) of:

	A.      The sum (without duplication)
		of:

		(i)     Indebtedness
			(a)     indebtedness for
				borrowed money

				plus

			(b)     obligations issued,
				undertaken or assumed as
				the deferred purchase
				price of property or
				services (other than
				trade payables entered
				into in the ordinary
				course)

				plus

						   Actual       Required/Permitted
			(c)     non-contingent
				reimbursement or payment
				obligations for Surety
				Instruments

				plus

			(d)     obligations evidenced by
				notes, bonds, debentures
				or similar instruments
				including for the
				acquisition of property,
				assets or businesses

				plus

			(e)     indebtedness arising
				under any conditional
				sale or other title
				retention agreement, or
				incurred as financing,
				with respect to property
				acquired and all
				obligations not
				capitalized under the
				Linefill Agreements and
				similar linefill
				agreements

				plus

			(f)     Capitalized Lease
				obligations

				plus

			(g)     net obligations with
				respect to Swap
				Contracts

				plus

			(h)     all indebtedness
				referred to in (a)
				through (g) above
				secured by any lien upon
				or in property owned

				plus

			(i)     all Guaranty obligations
				in respect of
				indebtedness or
				obligations of others of
				the kinds referred to in
				(a) through (g) above

				=       (a) + (b) + (c) + (d) +
					(e) + (f) + (g) + (h) +
					(i)
					=

					  Actual          Required/Permitted


plus

			(ii)    all contingent reimbursement
				or payment obligations of the
				Company with respect to
				letters of credit

				=       (i) + (ii)      =

	B.      Tangible Net Worth (from item
		3 above)

		A
		___
	    =   B             =      Not greater than:
					Acquisition Date
					through 12/30/95            3.00:1.00
					12/31/95 through 9/29/96    2.75:1.00
					9/30/96 and thereafter      2.50:1.00

5.      Adjusted Cash Flow (Section
	8.16(e)).

	Applicable Period.  Determined as of
	the last day of each calendar month
	(commencing with the calendar month
	ending September 30, 1996) for the
	12 consecutive calendar months then
	ended.

	The sum (determined on a
	consolidated basis) of:


A.      EBITDA

	(i)     Net Income (determined
		on a LIFO basis)

	plus

	(ii)    gross accrued interest
		expense (other than
		capitalized interest)

	plus

	(iii)   income tax expense as
		reflected on the books
		of account

	plus

	(iv)    charges for depreciation
		and amortization

	plus

	(v)     the amount of expense,
		if any, from inventory
		write-down to market

		less

						 Actual     Required/Permitted
	(vi)    the amount of income, if
		any, from inventory
		write-up to market

		plus

	(vii)   extraordinary loss items
		(as defined by GAAP),
		together (without
		duplication) with the
		amount of any writedown
		of book value with
		respect to the DHDS Unit

		less

	(viii)  extraordinary gain items
		(as defined by GAAP),
		together (without
		duplication) with the
		amount of any gain from
		the sale of the DHDS
		Unit

		plus

	(ix)    for the fiscal quarter
		ended December 31, 1995,
		an amount equal to the
		amount of equity capital
		contributions made by
		Holdings to the Company
		during the period
		beginning on December
		29, 1995 and ending on
		the Third Amendment
		Effective Date, which
		amount shall not be less
		than $20,000,000 nor
		more than $40,000,000;
		provided, that the full
		amount of such equity
		capital contributions
		shall be deemed made in
		the fiscal quarter ended
		December 31, 1995, but
		with respect to the four
		fiscal quarters ended
		December 31, 1996, the
		full amount of such
		equity capital
		contributions shall be
		deemed made in the
		fiscal quarter ended
		March 31, 1996

		=       (i) + (ii) + (iii) + (iv) +
			(v) - (vi) + (vii) - (viii) +
			(ix)                        =

				     Actual         Required/Permitted


		plus

		(x)     (only for the purposes
			of the definition of
			Adjusted Cash Flow) the
			amount of any cash
			equity capital
			contributions made or
			deemed made by Holdings
			to the company (i)
			during the consecutive
			12 month period ending
			on such date of
			determination or (ii)
			within 30 days after
			such date of
			determination

			=       (i) + (ii) + (iii) + (iv) +
				(v) - (vi) + (vii) - (viii)
				+ (ix) + (x)         =

			less

	B.      cash income taxes paid

		less

	C.      Non-Discretionary Capital
		Expenditures paid

		plus

	D.      Excluded Portion of Major
		Turnaround Expenditures to be
		excluded from the calculation
		of Adjusted Cash Flow

		less

					Actual          Required/Permitted
	E.      The portion of any Excluded
		Portion previously excluded
		from the calculation of
		Adjusted Cash Flow and to be
		added back into such
		calculation one year or two
		years, as the case may be,
		after being excluded.

		=  A - B - C + D - E =

					Not less than 1.50 times Debt
					Service for the 12 consecutive
					calendar months ending 9/30/96
					or the 12 consecutive calendar
					months ending any time
					thereafter.  Such Debt Service
					is calculated as the sum
					(without duplication) of:

					A.      All interest (other than
						capitalized interest)
						accrued on Indebtedness
						and, to the extent not
						included as an expense in
						determining EBITDA, all
						fees and commissions
						payable in respect of
						letters of credit

					plus

					B.      All scheduled maturities
						or installments of
						Indebtedness due and
						payable

						plus

					C.      All fees (excluding
						amortization of up-front
						fees described in the Fee
						Letters and certain
						issuance and consent fees
						as described in the
						definition of the term
						"Debt Service") payable
						under the Loan Documents

						= (A+B+C) x 1.50 =

				      Actual         Required/Permitted


6.      Disposition of Assets (Section 8.02(f)).

	Applicable period:  all periods.

	Aggregate fair market value of all
	assets sold pursuant to
	Section 8.02(f) since the Closing
	Date.                                Not greater than $15,000,000

7.      Capital Expenditures After
	Acquisition Date (Section 8.l7).

	Applicable period:      any period as
	indicated in table at right.

	A.      Discretionary Capital           Fiscal Year
		Expenditures to date for the    Ended
		applicable fiscal year          December 31   Not greater than

						1995               125,000,000
						1996                90,000,000
						1997                75,000,000
						1998 and thereafter 75,O00,000


	B.      Permitted Capital Expenditures
		to date for the applicable
		fiscal year

		The sum of:

		(i)     Discretionary Capital
			Expenditures (from A
			above)

			plus

		(ii}    Non-Discretionary       Fiscal Year
			Capital Expenditures    Ended
						December 31  Not greater than:
			=       (i) + (ii)

						1995                225,000,000
						1996                215,000,000
						1997                200,000,000
						1998 and thereafter 200,000,000

						PROVIDED, THAT NO PERMITTED
						CAPITAL EXPENDITURE SHALL BE
						MADE DURING ANY CALENDAR MONTH
						(WHETHER PRIOR TO OR AFTER THE
						ACQUISITION DATE) UNLESS;

						I.   As of the end of the
						     calendar month immediately
						     proceeding such calendar
						     month, the sum of the
						     following must be greater
						     than zero ($0):
						A.   Cumulative Adjusted Free
						     Cash Flow

				     Actual            Required/Permitted


						(i)     EBITDA for the period
							beginning on October 1,
							1995 and ending on the
							last day of such period

							less

						(ii)    Cash Outlays for such
							period.  The sum
							(determined on a
							consolidated basis and
							without duplication) of:

							(a)  gross accrued
							     interest expense
							     as defined in
							     clause (a) of the
							     definition of
							     "Cash Outlays"

								plus

							(b)     Parent
								Distributions

								plus

							(c)     cash income
								taxes paid

								plus

							(d)     scheduled
								principal
								repayments of
								Indebtedness

								plus

							(e)     Permitted
								Capital
								Expenditures

								= (a)+(b)+(c)+
								  (d)+(e) =

								=(i) - (ii)

								plus

						B.      Adjusted Cash Reserve

							(i)     Initial Cash
								Reserves
								(a)  Cash, Cash
								     Equivalents
								     and
								     Qualifying
								     Investments
								     as of
								     the close
								     of business
								     on 9/30/95

								less

								(b)  $5O,000,000

					Actual                 Required/Permitted

							= (a)   - (b) =

							plus

						(ii)    the aggregate amount of
							capital contributions
							made by Holdings in cash
							after the Acquisition
							Date and prior to the
							date of determination


							plus

						(iii)   the aggregate amount of
							net proceeds received
							after the Acquisition
							Date from the issuance
							of Indebtedness with
							respect to tax-exempt
							industrial development
							bonds

							plus

						(iv)    the aggregate amount of
							Capitalized Lease
							Obligations incurred
							after the Acquisition
							Date minus transaction
							costs in connection
							therewith

							=  (i)+(ii)+(iii)+(iv)
							=  A + B = _____ >0

							AND

						II.  After giving effect
						to such Permitted Capital
						Expenditure, the Company
						reasonably expects the sum
						of Cumulative Adjusted
						Free Cash Flow and
						Adjusted Cash Reserves
						to continue to be greater
						than zero ($0) as of the
						end of such fiscal quarter
						(and a Responsible Officer
						delivers a certificate to
						the Administrative Agent
						certifying to the
						Satisfaction of such
						conditions).


8.      Judgment or Judicial Attachment
	Liens (Section 8.01(q))
	Applicable period:      all periods.

					Actual           Required/Permitted

	Aggregate amount of judgment or          Not greater than $5,000,000
	judicial attachment liens for the
	Company and Subsidiaries


9.      Purchase Money Security Interests
	(Section 8.01(j)).

	Applicable period:      all periods.

	Principal amount of Indebtedness
	secured by all purchase money
	security interests as set forth on
	Section 8.0l(j)                          Not greater than $15,000,000


10.     Pledges of Cash, Cash Equivalents
	Qualifying Investments, or Long Term
	Treasury Obligations under Swap
	Contracts (Section 8.0l(m)).

	Applicable period:      all periods.

	Aggregate value of Cash, Cash
	Equivalents, Qualifying Investments
	and Long Term Treasury Securities
	pledged by the Company and
	Subsidiaries as set forth in Section
	8.01(m) to secure obligations under
	Swap Contracts                           Not greater than $50,000,000


11.     Liens on Cash or Qualifying
	Investments in lieu of L/Cs for
	Bonding and Performance
	Requirements, etc. (Section
	8.0l(o)).

	Applicable period:      all periods.

	Aggregate amount of cash or
	Qualifying Investments pledged in
	lieu of L/Cs for bonding and
	performance requirements, insurance
	requirements and workers'
	compensation requirements as
	provided in Section 8.0l(o).             Not greater than $5,000,000

12.     Investments in Publicly Traded
	Stocks (Section 8.04(e)).

	Applicable period:      all periods.

	Aggregate amount of investments in
	publicly traded stocks                   Not greater than $10,000

					Actual               Required/Permitted

13.     Limitation on Indebtedness
	(Section 8.05 (f)).

	Applicable period:      all periods.

	Aggregate amount of Indebtedness of
	the Company with respect to tax
	exempt industrial development bonds      Not greater than $75,000,000

14.     Limitation on Indebtedness (Section
	8.05 (h)).

	Applicable period:      all periods.

	Additional unsecured Indebtedness of
	the Company                              Not greater than $25,000,000


15.     Swap Contracts (Section 8.08(c)).
	Applicable period:  all periods.

	Aggregate notional amount of all
	Swap contracts of the Company
	relating to interest rates entered
	into in the ordinary course of
	business as bona fide hedging
	transactions with Interest Rate
	Exchangers                               Not greater than $100,000,000

16.     Outstanding Eligibles LOIs
	(Section 8.08(f)).
	Applicable period;  all periods.

	Effective Amount of all Outstanding
	Eligible LOIs                            Not greater than $40,000,000


17.     Joint Ventures (Section 8.09).

	Applicable period:  all periods.

	A.      The sum of:

	(i)     All investments made by the
		Company and its Subsidiaries
		in any Joint venture on a
		cumulative basis (other than
		the PAPS Joint Venture)

		plus

	(ii)    All loans and advances made by
		the Company and Subsidiaries
		to any Joint Venture

		plus

					Actual          Required/Permitted


	(iii)   All Contingent Obligations
		incurred by the Company and
		Subsidiaries with respect to
		any Indebtedness of any Joint
		Venture

		=  (i) + (ii) +  (iii) =         Not greater than $5,000,000

	B.      Aggregate amount of all loans,
		advances and investments made
		by the Company and
		Subsidiaries in the PAPS Joint
		Venture.                        Not greater than the
						required investment
						pursuant to the Port
						Arthur Purchase Agreement
						or otherwise required as
						set forth in Section 8.09.

18.     Lease Obligations (Section 8.10(b)).
	Applicable period:  all periods.

	Aggregate annual rental payments for
	the four fiscal quarters following
	any date of determination (not
	including the fiscal quarter in
	which such date of determination
	occurs) for all Capital Leases and
	operating leases entered into by the
	company after the Closing Date or in
	existence on the Closing Date and
	thereafter renewed, extended or
	refinanced                              Not greater than the
						greater of (i) $35,000,000
						and (ii) $15% of EBITDA for
						the four fiscal quarters
						immediately preceding
						(or ending on, if such date
						of determination is the end
						of a fiscal quarter) the
						date of determination
						subject to the last two
						provisos set forth in
						Section 8.10(b).


19.     Inventory Net Open Position ("NOP")
	Section 8.20).

	Applicable period:      all periods.

	A.      The sum of the number of
		barrels of Petroleum inventory
		which

		(i)     the Company has in
			inventory

			plus

		(ii)    are owed to the Company
			from exchange parties

			plus

				Actual                 Required/Permitted


		(iii)   the company has
			contracted to purchase
			and with respect to
			which the Company and
			the Seller have agreed
			to a fixed sales price

			less

		(iv)    the Company owes to
			exchange parties

			less

		(v)     the Company has
			contracted to sell and
			with respect to which
			the company and the
			Seller have agreed to a
			fixed sales price

			=  (i) + (ii) + (iii) -
			   (iv) - (v) =

	B.      Adjustment giving effect to
		Swap Contracts entered into by
		the Company relating to
		Petroleum Inventory [+] [-]

	C.      The company's average forecast
		throughput per day during the
		current and next two calendar
		months from its refineries

		= A [+1 [-] B
		_____________ =
			C

						Not less than 30 day's nor
						greater than 60 day's
						throughput, except for the
						period

						(i)     from the Acquisition
							Date through
							3/29/95, the NOP
							shall not be less
							than 15 days'
							throughput,

						(ii)    from 3/30/95 through
							4/29/95, the NOP
							shall not be less
							than 20 days'
							throughput,

						(iii)   from 4/30/95 through
							5/29/95, the NOP
							shall not be less
							than 25 days'
							throughput.
20.     Restricted Payments
	(Section 8.ll(b)).

	Applicable period:  after the
	Acquisition Date.

	A.      Aggregate amount of Parent
		Distributions for the

				Actual                 Required/Permitted


		immediately preceding two
		fiscal quarters
						Not greater than (i)
						$10,000,000 or (ii) the
						amount of any payment during
						such period required to be
						made and made under the AOC
						Stock Purchase and
						Redemption Agreement.

	B.      Aggregate amount of Parent
		Distributions for the
		immediately preceding four
		fiscal quarters.
						Not greater than (i)
						$20,000,000 or (ii) the
						amount of any payment during
						such period required to be
						made and made under the AOC
						Stock Purchase and
						Redemption Agreement.

	C.      Aggregate amount of Parent
		Distributions made since the
		Acquisition Date together with
		the amount of Parent
		Distributions proposed to be
		made.
						Not greater than the
						Permitted Parent
						Distribution Amount plus
						Cumulative Adjusted Free
						Cash Flow as of the end of
						the immediately preceding
						fiscal quarter

						AND

						The Company reasonably
						expects Cumulative Adjusted
						Free Cash Flow to continue
						to be greater than zero ($0)
						as of the end of the fiscal
						quarter in which such Parent
						Distribution is made (and a
						Responsible Officer delivers
						a certificate to the
						Administrative Agent
						certifying
						to the satisfaction of such
						conditions).

					Actual              Required/Permitted

21.     Cash Flow Leverage

	A.      Applicable Period:
		_____ to _____

	B.      Indebtedness described in
		clauses (a), (b), (d), (e) and
		(f) of the definition thereof
		as of the last day of the
		Applicable Period:

	C.      EBITDA (without giving effect
		to the adjustments referred to
		in items (e) and (f) of the
		definition of EBITDA) for the
		Applicable Period:

	D.      Cash Flow Leverage
		= B
		 ___
		  C

22.     Rating of Company's Senior Unsecured
	Debt.

	A.      Rating by Moody's

	B.      Rating by S&P

23.     Aggregate Linefill Exposure.

	Applicable Period:      all periods.

	For each type of crude oil covered
	by Linefill Agreements, the aggre-
	gate of the following [specify
	separately for each type of crude
	oil and each of the Linefill
	Agreements];

	A.      Average market price of crude
		oil subject to the applicable
		Linefill Agreement for prior
		30 calendar days

		times

	B.      Average number of barrels of
		crude oil covered by the
		applicable Linefill Agreement
		during such 30 calendar day
		period

		=  A X B

		Aggregate for all types of crude
		oil covered by Linefill Agreements  Not greater than $25,000,000

					Actual              Required/Permitted

24.     Major Turnaround Expenditures.

	For any fiscal quarter or two
	consecutive fiscal quarters in which
	cash payments in respect of non-
	discretionary turnaround project
	expenditures exceed $10,000,000, the
	following:

	A.      $10,000,000

		plus

		the amount of cash payments in
		respect of non-discretionary
		turnaround project expenditures in excess of
		$10,000,000

		=  A + B